Exhibit 99.2

Q4 2018 Earnings Presentation March 21, 2019

Cautionary Statement Regarding Forward Looking Statements This presentation contains forward-looking statements, including statements made within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Some of these statements can be identified by terms and phrases such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “continue,” “could,” “may,” “plan,” “project,” “predict,” and similar expressions and references to assumptions that the Company believes are reasonable and relate to its future prospects, developments and business strategies. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include, but are not limited to: (i) the Company’s dependence on mall traffic for its sales and the continued reduction in the volume of mall traffic; (ii) the Company’s ability to anticipate and respond to fashion trends; (iii) the impact of general economic conditions and their effect on consumer confidence and spending patterns; (iv) changes in the cost of raw materials, distribution services or labor; (v) the potential for economic conditions to negatively impact the Company's merchandise vendors and their ability to deliver products; (vi) the Company’s ability to open and operate stores successfully; (vii) seasonal fluctuations in the Company’s business; (viii) competition in the Company’s market, including promotional and pricing competition; (ix) the Company’s ability to retain, recruit and train key personnel; (x) the Company’s reliance on third parties to manage some aspects of its business; (xi) the Company’s reliance on foreign sources of production; (xii) the Company’s ability to protect its trademarks and other intellectual property rights; (xiii) the Company’s ability to maintain, and its reliance on, its information technology infrastructure; (xiv) the effects of government regulation; (xv) the control of the Company by its sponsors and any potential change of ownership of those sponsors; and (xvi) other risks and uncertainties as described in the Company’s documents filed with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to revise the forward-looking statements included in this press release to reflect any future events or circumstances.

THE OPPORTUNITY RTW Retailwinds will be the premier incubator of lifestyle brands, leveraging expertise in celebrity, digital, customer, real estate, operations, and inventory optimization to identify accretive brand, customer, and profit opportunities.

RTW RETAILWINDS MULTI-BRAND PORTFOLIO New York & Company Fashion to Figure Uncommon Sense Eva Mendes Collection Gabrielle Union Collection Happy x Nature, Ready-to-Wear collection by Kate Hudson These businesses will be customer, market, and earnings accretive with each brand addressing a unique set of customer, category, and lifestyle opportunities.

THE POWER OF THE MULTIBRAND PORTFOLIO NY &C LINGERIE LIFESTYLE FASHION TO FIGURE CELEBRITY BRANDS $1.6 billion opportunity $1 billion opportunity $150 million opportunity $200 million opportunity $250 million opportunity Leverage our expertise in celebrity, design, customer, real estate, operations, ecommerce, and inventory optimization to identify accretive brand, customer, and profit opportunities.

RTW RETAILWINDS STRATEGIC PRIORITIES HARNESS THE POWER OF MULTIBRAND FUEL BRAND INNOVATION DRIVE CUSTOMER ACQUISITION INVEST IN DIGITAL AND DATA Capture the full benefit of multibrand structure and synergies. Accelerate product newness across all brands. Maximize opportunities to leverage existing customers and acquire new customers to the multibrand portfolio. Develop capabilities to leverage customer and data analytics, enhanced with investments in digital experience.

One of the largest women’s specialty retail apparel brands, nearly $1 billion in annual net sales 100 million site visits and 50 million store guests annually Celebrity Partnerships and Sub brands competitive points of assortment differentiation Eva Mendes and Gabrielle Union Partnerships represent nearly 10% of volume Introduction of Kate Hudson as the ambassador for SoHo Jeans sub brand and collection, to launch in April 2019 Lifestyle brand platform with strong sub brands Dominant Digital Channel, representing over 30% of annual volume and 100 million annual visits 100% of store fleet omni-enabled Flexible real estate portfolio Approximately 70% of the fleet’s leases expiring within 2 years Select new store openings in premier centers Closed approximately 150 stores over the past 5 years Approximately $96 million in cash on-hand or $1.45 per share, with no debt Strong, tenured leadership team, with women representing 62% of executive management and 50% of board of directors THE NEW NEW YORK & COMPANY

FY AND Q4 2018 RESULTS

Celebrity growth continued to expand to nearly 10% of the business enhanced with margin growth 7th Avenue Sub-brand delivered positive comp results, representing nearly 30% mix to sales Expansion of “Best at Pants” to enhance customer loyalty, representing over 10% mix to sales Omni integration initiated across merchandising, planning, and allocation functions to enhance productivity, profitability, and brand messaging Proactive Management of Cost Base, achieving cost savings through SG&A expense reductions Approximately $96 million in cash on-hand or $1.45 per share, with no debt Q4 2018 KEY ACHIEVEMENTS

FY 2018 is a 52 week year compared to a 53 week year for FY 2017. The 53rd week in FY17 contributed to $12.5 million of net sales. Positive 0.4% comparable store sales increase, compared to the prior year’s 1.0% comp increase $6.5 million in GAAP operating income, compared to GAAP operating income in the prior year of $6.9 million. $10.2 million in non-GAAP operating income, compared to non-GAAP operating income in the prior year of $7.7 million. 70 basis point improvement in gross profit, to 31.2% compared to the prior year’s 30.5% and the highest gross margin rate achieved for the full year in over a decade. $0.06 GAAP earnings per diluted share, compared to the prior year’s $0.09 earnings per diluted share. FY2018 FINANCIAL PERFORMANCE GAAP non-GAAP GAAP non-GAAP FY 2017 FY 2018 Net Sales $926.9M $893.2M Comp Sales 1.0% 0.4% $926.9M $893.2M FY 2017 FY 2018 Net Sales $0.09 $0.06 FY 2017 FY 2018 Diluted EPS (GAAP) $6.9M $6.5M $7.7M $10.2M Q4 2017 Q4 2018 Operating Income (GAAP and Non - GAAP)

Celebrity growth continued to expand to nearly 10% of the business enhanced with margin growth 7th Avenue Sub-brand delivered positive comp results, representing nearly 35% mix to sales E-commerce growth driven through increases across all key metrics Outlet channel delivered positive comp results supported through integration across merchandising, planning, allocation, and stores organizations Opened 14 new locations, including the largest New York & Company store in the world on State Street in Chicago and 11 new Fashion to Figure stores Proactive Management of Cost Base, achieving cost savings through SG&A expense reductions Approximately $96 million in cash on-hand or $1.45 per share, with no debt FY 2018 KEY ACHIEVEMENTS

Q4 2018 is a 13 week quarter compared to a 14 week quarter for Q4 2017. The 53rd week in FY17 contributed to $12.5 million of net sales. (1.5%) comparable store sales decrease, compared to the prior year’s 3.0% comp increase ($1.6 million) in GAAP operating loss, compared to GAAP operating income in the prior year of $5.0 million. $0.1 million in non-GAAP operating income, compared to non-GAAP operating income in the prior year of $5.3 million. (70) basis point decline in gross profit, to 28.8% compared to the prior year’s 29.5%. ($0.06) GAAP loss per diluted share, compared to the prior year’s $0.07 earnings per diluted share. Q4 2018 FINANCIAL PERFORMANCE GAAP non-GAAP GAAP non-GAAP $278.7M $247.3M Q4 2017 Q4 2018 Net Sales $0.07 ($0.06) Q4 2017 Q4 2018 Diluted EPS (GAAP) $5.0M - $1.6M $5.3M $0.1M Q4 2017 Q4 2018 Operating Income (GAAP and Non - GAAP)

Q4 2018 FINANCIAL PERFORMANCE 2017 2018 Guidance 2018 Results Net Sales $278.7M Decrease mid to high single-digit % range Slight Miss , $247.3M Comparable Sales 3.0% Approximately flat Slight Miss , -1.5% Gross Margin 29.5% Approximately flat Slight Miss , -70 basis points Selling, General, and Administrative 27.7% Decrease $3 million to $4 million High End , +$4.3M Non-GAAP Operating Income $5.3M Approximately breakeven Meet , $0.1M Adjusted EBITDA $11.0M $6.5 million to $8.5 million Meet , $6.5M Q4

HISTORICAL ANNUAL PERFORMANCE Store Count eCommerce Mix Store Count eCommerce Mix FY'09 FY'10 FY'11 FY'12 FY'13 FY'14 FY'15 FY'16 FY'17 FY'18 Sales ($M) $1,007 $1,022 $956 $962 $939 $923 $950 $929 $927 $893 Comp% (11.8%) 1.6% (3.3%) 0.1% 1.1% (1.0%) 3.1% (0.7%) 1.0% 0.4% EOY Store Count 576 555 532 519 507 504 490 466 432 411 eCommerce Mix% 4% 5% 7% 8% 9% 12% 20% 24% 28% 30% Gross Profit % 25.1% 22.8% 23.2% 27.1% 28.1% 27.1% 27.9% 28.4% 30.5% 31.2% Non-GAAP Operating Income/(Loss) ($M) ($21,551) ($47,576) ($35,769) ($2,072) $3,075 ($6,445) ($286) ($9,617) $7,699 $10,230 576 555 532 519 507 504 490 466 432 411 4% 5% 7% 8% 9% 12% 20% 24% 28% 30%

Q1 2019 OUTLOOK

Transform to RTW, supported with an organization designed to support a multibrand portfolio Growing our celebrity collaborations to deliver a differentiated customer experience, introducing Kate Hudson’s new brand Happy x Nature Launching 2 Digitally Native Brands, Happy x Nature, Kate Hudson’s first ready-to-wear collection, and Uncommon Sense, our Lingerie Lifestyle brand Expanding brand awareness and engagement, with a focus on new customer acquisition and retention Increasing Runway Rewards sales and customers, supported by relaunching our Mobile App Growing our e-commerce digital channel and drive higher profitability from omni-channel programs Optimizing our real estate, with store rationalization and select openings in premier centers Driving continued efficiencies and manage overall cost structure 2019 STRATEGIC INITIATIVES

SPRING SEASON 2019 GUIDANCE 1SG&A includes incremental costs to launch the Company’s new celebrity collaboration and investments in strategic business initiatives 2Guidance provided as of March 21, 2019 2018 2019 Guidance Net Sales $435.2M Down low single digit percentage Comparable Sales 1.7% Down low single digit percentage Gross Margin 32.0% Decrease approximately 50 basis points Selling, General, and Administrative 30.5% Increase approximately 100 basis points Operating Income $6.5M Approximately breakeven to $2M Adjusted EBITDA $19.1M $10M to $11M Spring Season

APPENDIX

FULL YEAR 2018 P&L SUMMARY 2018 % of Sales 2017 % of Sales Net Sales 893,224 $ 926,868 $ Comp% 0.4% 1.0% Gross Profit 279,012 $ 31.2% 282,827 $ 30.5% SG&A Expense 272,541 $ 30.5% 275,899 $ 29.8% Operating Income 6,471 $ 0.7% 6,928 $ 0.7% Net Income 4,230 $ 0.5% 5,675 $ 0.6% Earnings Per Diluted Share 0.06 $ 0.09 $ Weighted Average Diluted Shares Outstanding 65,913 64,054 Full Year P&L Summary

Q4 2018 P&L SUMMARY 2018 % of Sales 2017 % of Sales Net Sales 247,267 $ 278,713 $ Comp% (1.5%) 3.0% Gross Profit 71,302 $ 28.8% 82,246 $ 29.5% SG&A Expense 72,936 $ 29.5% 77,240 $ 27.7% Operating Income (Loss) (1,634) $ (0.7%) 5,006 $ 1.8% Net Income (Loss) (3,648) $ (1.5%) 4,747 $ 1.7% Earnings (Loss) Per Diluted Share (0.06) $ 0.07 $ Weighted Average Diluted Shares Outstanding 64,084 64,690 Q4 P&L Summary

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